UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               KIEWIT MUTUAL FUND
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                               KIEWIT MUTUAL FUND
                                1000 Kiewit Plaza
                           Omaha, Nebraska 68131-3344

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

                          KIEWIT MONEY MARKET PORTFOLIO
                     KIEWIT SHORT-TERM GOVERNMENT PORTFOLIO
                     KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                           KIEWIT TAX-EXEMPT PORTFOLIO
                             KIEWIT EQUITY PORTFOLIO


                                 March 18, 1998

To Shareholders:

         A Special Meeting of Shareholders of Kiewit Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio, Kiewit Tax-Exempt Portfolio and Kiewit Equity Portfolio (collectively, the "Portfolios") of Kiewit Mutual Fund (the "Fund") will be held at the offices of Kiewit Investment Management Corp., 1000 Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. (local time) on March 31, 1998 for the following purposes:

         1.       To elect a board of five Trustees;

         2.       Approval of the following Investment Advisory Agreements:

                  The following item is to be voted on ONLY by shareholders of record of Kiewit Money Market Portfolio:

                    (a) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Money Market Series.

                  The following item is to be voted on ONLY by shareholders of record of Kiewit Short-Term Government Portfolio:

                    (b) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Short-Term Government Series.

                  The following item is to be voted on ONLY by shareholders of record of Kiewit Intermediate-Term Bond Portfolio:

                    (c) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Intermediate-Term Bond Series.

                  The following item is to be voted on ONLY by shareholders of record of Kiewit Tax-Exempt Portfolio:

                    (d) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Tax-Exempt Series.

                  The following item is to be voted on ONLY by shareholders of record of Kiewit Equity Portfolio:

                    (e) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Equity Series.

         3. To ratify the selection of Price Waterhouse, LLP as the Fund's independent accountants for the fiscal year ending June 30, 1998; and

         4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

         Shareholders of record at the close of business on February 28, 1998 are entitled to vote at the meeting or any adjournment thereof.

                               By Order of the Board of Trustees


                               KENNETH D. GASKINS
                               Secretary
March 18, 1998
Omaha, Nebraska


                                    IMPORTANT

Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.

                               KIEWIT MUTUAL FUND
                                1000 Kiewit Plaza
                           Omaha, Nebraska 68131-3344

              PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF

                          KIEWIT MONEY MARKET PORTFOLIO
                     KIEWIT SHORT-TERM GOVERNMENT PORTFOLIO
                     KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                           KIEWIT TAX-EXEMPT PORTFOLIO
                             KIEWIT EQUITY PORTFOLIO

                                 March 18, 1998

         The enclosed proxy is solicited by the Board of Trustees of Kiewit Mutual Fund (the "Fund") in connection with a Special Meeting of Shareholders ("Meeting") of Kiewit Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio, Kiewit Tax-Exempt Portfolio and Kiewit Equity Portfolio (collectively, the "Portfolios") and any adjournment thereof. The Meeting will be held at the offices of Kiewit Investment Management Corp., 1000 Kiewit Plaza, Omaha, Nebraska at 10:00 a.m. (local time) on March 31, 1998. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately March 18, 1998. In the event a quorum is not present in person or by proxy at the Meeting or, if there are insufficient votes to approve a particular proposal, the persons named as proxies will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.

         As of the close of business on February 28, 1998, the record date fixed by the Board of Trustees for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting ("Record Date"), 526,593,612.07 shares of the Kiewit Money Market Portfolio, 25,651,408.912 shares of the Kiewit Short-Term Government Portfolio, 24,216,233.877 shares of the Kiewit Intermediate-Term Bond Portfolio, 14,426,285.526 shares of the Kiewit Tax-Exempt Portfolio and 5,810,487.547 shares of the Kiewit Equity Portfolio were outstanding.

         Shareholders of the Portfolios will vote together with respect to the election of Trustees (Proposal 1) and ratification of the selection of the independent accountants (Proposal 3). The shares of the Fund do not have cumulative voting rights, and, therefore, a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of Trustees. An affirmative vote of a majority of the aggregate outstanding shares of the Fund, present in person or by proxy and voting, is necessary to ratify the selection of the independent accountants. Each share is entitled to one vote.

         Shareholders of the Portfolios will vote separately with respect to the approval of their corresponding Series' investment advisory agreements with Kiewit Investment Management Corp. (Proposal 2). The vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), represented at the meeting in person or by proxy, is required for approval of their corresponding Series' investment advisory agreements ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of each Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of each Portfolio, whichever is less.

         Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the Proposals have been approved.

         The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Portfolios. In addition to solicitations through the mails, the employees of Kiewit Investment Management Corp. may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.


                             PRINCIPAL SHAREHOLDERS

         The following shareholders beneficially owned more than 5% of the Portfolios' outstanding shares as of the Record Date:

                                           Number of Shares         Percentage
Name & Address                             Beneficially Owned      of Portfolio

Kiewit Money Market Portfolio:

Level 3 Communications, Inc.                 108,925,649.4             20.68%
3555 Farnam Street
Omaha, NE  68131

Wasatch Constructors, Joint Venture           64,826,769.61            12.31%
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Diversified Group Inc.                 44,574,142.43            8.46%
1000 Kiewit Plaza
Omaha, NE  68131

                                           Number of Shares         Percentage
Name & Address                             Beneficially Owned      of Portfolio


Kiewit-Granite, Joint Venture                 40,700,572.15            7.73%
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Coal Properties Inc.                   38,390,974.38            7.29%
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Construction Company                   33,955,178.59            6.45%
1000 Kiewit Plaza
Omaha, NE  68131

                            TOTAL            331,373,286.600

Kiewit Short-Term Government Portfolio:

Kiewit Coal Properties Inc.                   10,062,987.56           39.23%
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Diversified Holdings Inc.               6,450,071.770          25.15%
1000 Kiewit Plaza
Omaha, NE  68131

Level 3 Communications, Inc.                   3,313,010.600          12.92%
3555 Farnam Street
Omaha, NE  68131

Big Horn Coal Company                          1,308,476.977           5.10%
1000 Kiewit Plaza
Omaha, NE  68131

                            TOTAL             21,134,546.916

Kiewit Intermediate-Term Bond Portfolio:

Level 3 Communications, Inc.                  10,368,904.26           42.82%
3555 Farnam Street
Omaha, NE  68131

                                           Number of Shares         Percentage
Name & Address                             Beneficially Owned      of Portfolio

Kiewit Diversified Holdings Inc.               4,076,943.243          16.84%
1000 Kiewit Plaza
Omaha, NE  68131

Continental Holdings Inc.                      3,349,504.790          13.83%
1000 Kiewit Plaza
Omaha, NE  68131

Northern Trust Company, Trustee                2,002,907.033           8.27%
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Decker Coal Reclamation Fund                   1,941,275.774           8.02%
1000 Kiewit Plaza
Omaha, NE  68131

                            TOTAL             21,739,535.107

Kiewit Tax-Exempt Portfolio:

KMI Continental Lease 1, Inc.                 12,293,574.19           85.22%
1000 Kiewit Plaza
Omaha, NE  68131

Level 3 Communications, Inc.                   1,977,128.684          13.71%
3555 Farnam Street
Omaha, NE  68131

                            TOTAL             14,270,702.874

Kiewit Equity Portfolio:

Northern Trust Company, Trustee                1,752,898.277          30.17%
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

                                           Number of Shares         Percentage
Name & Address                             Beneficially Owned      of Portfolio

Wilmington Trust Company, Trustee              1,704,854.028          29.34%
for Kiewit Construction Group
Retirement Savings Plan
1100 N. Market Street
Wilmington, DE  19890

Decker Coal Reclamation                        1,537,894.374          26.47%
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company, Trustee                387,575.522           6.67%
for Decker Coal Company
Pension Plan
1100 N. Market Street
Wilmington, DE  19890

                            TOTAL              5,383,222.201

         As of the Record Date, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Portfolios' outstanding shares.

                                 PROPOSAL NO. 1

                      Election of Five Trustees of the Fund

         Certain information concerning the nominees for Trustee is set forth below. Each of the nominees has agreed to serve if elected, and if any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for a substitute nominee selected by the Fund's Board of Trustees. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.

         Certain information regarding the nominees and the Fund's current Trustees and Executive Officers is set forth below:

Nominees for Trustee

                                             Principal
                                             Occupation                        Fund Shares            Percent Owned
      Name and Current Position               for Past                     Owned Beneficially          Beneficially
            with the Fund                     5 Years             Age       February 28, 1998       February 28, 1998
------------------------------------- ------------------------  -------  -----------------------  ----------------------
Robert H. Arnold, Trustee             Since 1989, Co-             54                0                        0
                                      Manager of R.H.
                                      Arnold & Co., Inc., an
                                      investment banking
                                      company

Lawrence B. Thomas, Trustee           Retired in 1996 after       62                0                        0
                                      serving in numerous
                                      financial positions at
                                      ConAgra, Inc.
                                      including Treasurer,
                                      Secretary, Risk
                                      Officer and Senior
                                      Vice President
                                      Finance

*Stephen A. Sharpe                    Since 1996, Vice            44                0                        0
                                      President-Finance,
                                      Kiewit Construction
                                      Group Inc.;  From
                                      1991 to 1996, Vice
                                      President of U.S.
                                      Generating Company.

                                       -6-


*Thomas C. Stortz                     Vice President and          46                0                        0
                                      General Counsel,
                                      Kiewit Construction
                                      Group Inc. (for more
                                      than the past five
                                      years)

*Kenneth E. Stinson                   Executive Vice              55                0                        0
                                      President, PKS (for
                                      more than the past
                                      five years); Chairman
                                      (since 1993) and
                                      CEO (since 1992),
                                      Kiewit Construction
                                      Group Inc.; also a
                                      director of ConAgra,
                                      Inc. and Valmont
                                      Industries, Inc.

* An "interested person" of the Fund as defined in Section 2(a)(19) under the 1940 Act.

        Messrs. Sharpe and Stinson are directors of Kiewit Investment Management Corp. ("KIM"), the investment adviser of the Portfolio's corresponding Series. Additionally, Mr. Stinson is Chairman and Chief Executive Officer, Mr. Stortz is Vice President and General Counsel and Mr. Sharpe is Vice President-Finance of Kiewit Construction Group Inc., the parent company of Kiewit Construction Company which is a controlling stockholder of KIM.

Current Trustees and Executive Officers of the Fund

                                                                                Principal                 Shares Owned
                                                                               Occupation                 Beneficially
                                                           Position                or                     February 28,
            Name              Position               Age     Since             Employment                     1998
            ----              --------               ---     -----             ----------                    -----
Robert H. Arnold              Trustee                 54     1997             See "Nominees for                 0
                                                                              Trustee" above

Lawrence B. Thomas            Trustee                 62     1994             See "Nominees for                 0
                                                                              Trustee" above

*George Lee Butler            Trustee                 59     1994             President of Kiewit               0
                                                                              Energy Company

*Livingston G. Douglas        President, Chief        37     1997             President and Chief      Less than 1% of
                              Investment                                      Investment Officer of    outstanding
                              Officer and                                     KIM; From 1993 to        Shares
                              Chief Financial                                 1997, Senior Fixed-
                              Officer                                         Income Portfolio
                                                                              Manager & Director
                                                                              of Fixed Income
                                                                              Research for
                                                                              Investment Advisers,
                                                                              Inc.

*Theodore C. Dutcher          Vice President          42     1998             Vice President of                 0
                                                                              KIM; From 1995 to
                                                                              1997, Principal of
                                                                              Asset Advisory,
                                                                              Inc.and from 1992 to
                                                                              1995, Director of
                                                                              Sales and Marketing
                                                                              of Insight Investment
                                                                              Management, Inc.

*Brian P. Mosher              Vice President          41     1994             Vice President of        Less than 1% of
                              and Treasurer                                   KIM; From 1989 to        outstanding
                                                                              1994, Investment         Shares
                                                                              Manager of Meridian
                                                                              Mutual Insurance
                                                                              Company

*Kenneth D. Gaskins           Secretary               51     1994             Vice President,          Less than 1% of
                                                                              Secretary  and           outstanding
                                                                              Corporate Counsel of     Shares
                                                                              KIM; Corporate
                                                                              Counsel of Kiewit
                                                                              Diversified Group,
                                                                              Inc. (1992-1997)

* Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

         During the Fund's fiscal year ended June 30, 1997, four regular Board meetings were held and no special meetings were held. Each of the current Trustees attended at least 75% of the total number of Board meetings.

         During the fiscal year ended June 30, 1997, the Trustees who are not "interested persons" (as defined in the Act) received compensation from the Fund, as follows:

                                                   Compensation Table
           (1)                      (2)                     (3)                     (4)                    (5)
                                                                                                          Total
                                                        Pension or                                     Compensation
                                                        Retirement                                   From Registrant
                                 Aggregate           Benefits Accrued        Estimated Annual            and Fund
         Name of                Compensation          As Part of Fund          Benefits Upon         Complex Paid to
    Person & Position         From Registrant            Expenses               Retirement               Trustee
Robert H. Arnold*                   $2,500                   0                       0                     $5,000
         Trustee

Lawrence B. Thomas                  $12,500                  0                       0                     $17,500
         Trustee

John J. Quindlen*                   $12,500                  0                       0                     $17,500

* On March 14, 1997, John J. Quindlen resigned as a Trustee of the Fund and Kiewit Investment Trust. At that time, Mr. Arnold was appointed a Trustee of both the Fund and Kiewit Investment Trust.

             THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS ELECT EACH OF THE NOMINEES TO THE FUND'S BOARD OF TRUSTEES.


                                 PROPOSAL NO. 2

                   Approval of Investment Advisory Agreements

                  Shareholders of the Portfolios are being asked to approve new investment advisory agreements between Kiewit Investment Management Corp. ("KIM") and Kiewit Investment Trust (the "Trust"), on behalf of the Trust's series (the "Series"). Each Portfolio of the Fund operates as a feeder fund in a master fund-feeder fund arrangement with the Trust. As feeder funds, the Portfolios seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Series of the Trust with the same investment objectives and policies. The Series invest directly in portfolio securities and have entered into investment management agreements with KIM for the management of their assets (the "Existing Agreements").

                  New investment advisory agreements (the "New Agreements") have been proposed for the Series, the terms of which are substantially identical to those of the Existing Agreements. The reason that shareholders are being asked to approve the New Agreements is that the parent companies of KIM are planning a corporate restructuring transaction (the "Restructuring") that may be considered to result in a change of control of KIM. Under the 1940 Act, such change of control would be deemed to cause the assignment of KIM's investment advisory agreements with the Series resulting in their automatic termination. Once these agreements have terminated, new agreements between KIM and the Series must be approved by the Series' shareholders (i.e. the Portfolios). Pursuant to requirements of the 1940 Act applicable to master-feeder fund arrangements, each Portfolio's voting rights with respect to the Series shares that it holds must be passed through to its own shareholders.

                  The following summary provides information about KIM and the Restructuring, as well as the Existing Agreements and the New Agreements.

Information Concerning KIM and the Restructuring

                  KIM is a Delaware corporation organized in 1994 and an investment adviser registered under the Investment Advisers Act of 1940. KIM supervises the investment of the assets of the Series in accordance with their respective objectives, policies and restrictions. KIM is an indirect, wholly-owned subsidiary of Peter Kiewit Sons', Inc. ("PKS"), a construction, mining and telecommunications company. KIM's Directors and Officers and their principal occupations are listed below:

     Person & Position                        Principal Occupation
Walter Scott, Jr.                        Chairman of the Board and President, PKS (for more than the past five
Director                                 years); also a director of Berkshire Hathaway Inc., Burlington
                                         Resources Inc., CalEnergy Company, Inc., ConAgra, Inc.,
                                         Commonwealth Telephone Enterprises, Inc., RCN Corporation, U.S.
                                         Bancorp and Valmont Industries, Inc.

Kenneth E. Stinson                       Executive Vice President, PKS (for more than the past five years);
Director                                 Chairman (since 1993) and CEO (since 1992), Kiewit Construction
                                         Group Inc.; also a director of ConAgra, Inc. and Valmont Industries,
                                         Inc.

James Q. Crowe                           President and Chief Executive Officer, Level 3 Communications, Inc.
Director                                 (since August 1, 1997); Chairman of the Board, WorldCom, Inc., an
                                         international telecommunications
                                         company (January 1997-July 1997);
                                         Chairman of the Board, MFS
                                         Communications Company, Inc. (1992-
                                         1996); also a director of Commonwealth
                                         Telephone Enterprises, Inc., RCN
                                         Corporation and InaCom Corp.

                                      -10-

     Person & Position                        Principal Occupation

R. Douglas Bradbury                      Executive Vice President, Chief Financial  Officer, Level 3
Director                                 Communications, Inc. (August 1, 1997-present); Chief Financial
                                         Officer (1992-1996), Executive Vice
                                         President (1995-1996), Senior Vice
                                         President (1992-1995) of MFS
                                         Communications Company, Inc.; Senior
                                         Vice President - Corporate Affairs for
                                         MFS Telecom, Inc.
                                         (1988-1992).

Stephen A. Sharpe                        Vice President-Finance, Kiewit Construction Group Inc.(since 1996);
Director                                 Vice President, U.S. Generating Company from 1991 to 1996.

Livingston G. Douglas                    See "Current Executive Officers" above under Proposal No. 1.
President and Chief Investment
Officer

Brian J. Mosher                          See "Current Executive Officers" above under Proposal No. 1.
Vice President and Treasurer

Kenneth D. Gaskins                       See "Current Executive Officers" above under Proposal No. 1.
Vice President and Secretary
Theodore C. Dutcher                      See "Current Executive Officers" above under Proposal No. 1.
Vice President

It is anticipated that Messrs. Crowe and Bradbury both will resign from KIM's Board of Directors immediately after the Restructuring.

                  KIM is currently owned by two PKS subsidiaries, Kiewit Diversified Holdings, Inc., which owns 60% of KIM's capital stock, and Kiewit Construction Company, which owns 40% of KIM's capital stock. PKS will be restructured in a transaction pursuant to which PKS will distribute all of the shares of Kiewit Construction Company's parent company, the result of which will be the separation of Kiewit Construction Company and Kiewit Diversified Holdings, Inc. into independent companies with different owners. In connection with this transaction, KIM will redeem all of the shares of its capital stock held by Kiewit Diversified Holdings, Inc., and Kiewit Construction Company will become KIM's sole owner. KIM will continue to exist as a wholly-owned subsidiary of Kiewit Construction Company after the Restructuring.

                  Because the Restructuring will result in the loss of one of KIM's controlling shareholders, namely Kiewit Diversified Holdings, Inc., the transaction may be considered a change of control of KIM; therefore, under the 1940 Act, an assignment of KIM's investment advisory agreements with the Series could be deemed to occur. Such an assignment would result in the automatic termination of the Series' advisory agreements. Although the Restructuring may technically result in a change of control of KIM, it is not expected to have a material effect on KIM's operations. The investment personnel and procedures of KIM will not change as a result of the Restructuring, nor will its investment style.

                  Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such adviser, or any of its affiliated persons, of any amount or benefit in connection with a sale of an interest in the adviser, as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the sale of the interest in the company's adviser. For purposes of Section 15(f), an unfair burden would include any arrangement during a two year period after the sale of such interest whereby the investment adviser, or any interested persons of such adviser, receives or is entitled to receive any compensation from the investment company or its shareholders other than fees for bona fide investment advisory or other services. The second condition of Section 15(f) is that during the three year period after the sale of such interest, at least 75% of the investment company's board of directors must not be "interested persons" of the investment company's adviser or predecessor adviser.

                  Management of the Fund is not aware of any circumstances arising from the Restructuring that might result in the imposition of an "unfair burden" on the Fund. Furthermore, the second condition of Section 15(f), the 75% disinterested director requirement, is not applicable to the Restructuring of KIM because the transaction involves a redemption of KIM's capital stock by its majority stockholder. Pursuant to Section 15(f)(4)(B) of the 1940 Act, for transactions where a controlling block of an investment adviser's voting securities is transferred to such adviser (as in the case of Kiewit Diversified Holding's redemption of KIM's stock), the disinterested director requirement does not apply.

Information Concerning the Existing Agreements

                  Subject to the supervision of the Board, KIM provides portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for each Series pursuant to the Existing Agreements between the Trust, on behalf of the Series, and KIM dated February 19, 1997. KIM also maintains certain books and records in connection with its services to the Trust.

                  The Existing Agreements provide that KIM will pay the salaries and expenses of all its personnel and all expenses incurred by it in the ordinary course of performing its duties under such Agreements. All costs and expenses not expressly assumed by KIM under the Agreements shall be paid by the Trust or its administrator, including, but not limited to, the expenses incurred in : the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholder's meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; the fees and expenses of the Trust's non-interested Trustees; and taxes.

                  Pursuant to the Existing Agreements, KIM is entitled to an annual fee, payable monthly, equal to the following percentages of a Series' average daily net assets: Kiewit Money

Market Series .20%; Kiewit Short-Term Government Series .30%; Kiewit Intermediate-Term Bond Series .40%; Kiewit Tax-Exempt Series .40%; and Kiewit Equity Series .70%. For the fiscal year ended June 30, 1997, after fee waivers by KIM which are currently in effect, the Series paid the following amounts to KIM for its services: Kiewit Money Market Series $498,712; Kiewit Short-Term Government Series $222,537; Kiewit Intermediate-Term Bond Series $353,381; Kiewit Tax-Exempt Series $473,824; and Kiewit Equity Series $407,796.

                  KIM shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in rendering services under the Existing Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard by it of its obligations and duties under the Existing Agreements.

                  The Existing Agreements were approved for a two year period by the initial shareholders of the Series and by the Trustees at a meeting held for that purpose on February 19, 1997. The Existing Agreements remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Trust, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for such purpose. The Agreements may be terminated by the Trust without penalty at any time on sixty (60) days' written notice to KIM. KIM may terminate the Agreements after ninety (90) days' written notice to the Trust.

                  The Restructuring, which may result in a change of control of KIM, may be deemed to be an "assignment" (as defined in the 1940 Act) of the Existing Agreements. Such an assignment would trigger the automatic termination of the Agreements pursuant to their terms as required under the 1940 Act. Thus, in order for the Trust to continue to receive the investment management services it now receives from KIM, it may be necessary for the Trust, on behalf of each Series, to enter into the New Agreements to become effective after consummation of the Restructuring. Except for the effective date and termination date, the New Agreements contain the same terms as the current Advisory Agreements (see "Information Concerning the New Agreements, " below).

                  If the New Agreements are not approved by the shareholders of the Portfolios, the Trustees of the Fund will consider what other action is appropriate based upon the best interests of the shareholders.

Information Concerning the New Agreements

                  The New Agreements are identical to the Existing Agreements, except for a change in the effective and termination dates. A form of the New Agreements is attached to this Proxy Statement as Exhibit A.

                  It is anticipated that the New Agreements will be dated as of the effective date of the Restructuring, which is expected to occur on March 31, 1998. The New Agreements will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Trust or by the Board of Trustees of the Trust and, in either event, by the vote of a majority of the Trustees who are not parties to the New Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

Evaluation of the New Agreements by the Board of Trustees

                   Each of the Trustees of the Fund is also a Trustee of the Trust. The Fund's Board of Trustees has considered the Restructuring and its anticipated effects upon the investment management services that KIM currently provides to the Portfolios through their corresponding master Series. The Board, including a majority of the Trustees who are not parties to the investment advisory agreements or interested persons of any such party, voted to recommend the New Agreements to the Fund's shareholders for their approval.

                  In considering the New Agreements, the Trustees considered that the terms do not contemplate any change in (i) the management or operations of KIM relating to the Series; (ii) the personnel managing the Series; or (iii) the fees paid by the Series to KIM for its services. KIM has informed the Board of Trustees that the Restructuring is not expected to result in any changes to the foregoing and that at present KIM has no plans or proposals to make any changes in its business or the composition of senior management or personnel or in the fees charged to the Series. Following the consummation of the Restructuring, KIM is expected to continue to operate in substantially the same manner as it presently operates. There can be no assurances, however, that changes may not occur. If, after the consummation of the Restructuring, changes in KIM are proposed that might materially affect its services to the Series, the Board of Trustees will consider the effect of those changes and take such action as it deems advisable under the circumstances.

Brokerage Allocation

                  KIM, in effecting the purchase and sale of portfolio securities for the Series, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, KIM reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or KIM by such member, broker, or dealer.

Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. KIM may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by KIM in connection with the Trust.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    APPROVAL OF PROPOSAL NO. 2 TO APPROVE THE
                     SERIES' INVESTMENT ADVISORY AGREEMENTS.


                                 PROPOSAL NO. 3

       Ratification of the Selection of the Fund's Independent Accountants

                  The Board has selected Price Waterhouse, LLP, located at Thirty South 17th Street, Philadelphia, PA 19103, to serve as independent accountants to audit the financial statements of the Fund for the fiscal year ending June 30, 1998. Price Waterhouse, LLP has advised the Fund that neither it, nor any of its members, has any other relationship with the Fund, and that none of them has any direct or indirect financial interest in the Fund. No representative of Price Waterhouse, LLP is expected to be present at the Meeting.

                  Price Waterhouse, LLP acted as auditors for the Fund for the fiscal year ended June 30, 1997. The selection of Price Waterhouse, LLP was based upon the skill and expertise of that firm in the specialized area of investment company accounting, reflected in its national practice in this field.

                    THE BOARD OF TRUSTEES RECOMMENDS APPROVAL
                   OF PROPOSAL NO. 3 TO RATIFY THE SELECTION
                     OF THE FUND'S INDEPENDENT ACCOUNTANTS.


                                 PROPOSAL NO. 4

                                 Other Business

                  Management knows of no matters to be brought before the Meeting other than those mentioned in this Proxy Statement. If other matters do come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxies.

Other Matters

                  PFPC Inc. serves as the administrator, accounting services, dividend disbursing and transfer agent for each Portfolio and Series and is located at 103 Bellevue Parkway, Wilmington, DE 19809. The Fund has entered into a distribution agreement with Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428, pursuant to which Provident Distributors is responsible for supervising the sale of each Portfolio's shares.

Shareholder Reports

                  The most recent Annual Reports and Semi-Annual Reports of the Fund and the Trust are available at no cost to shareholders upon request by: (1) writing to Kenneth D. Gaskins, the Secretary of the Fund, at 1000 Kiewit Plaza, Omaha, Nebraska 68131-3344; (2) calling Kenneth D. Gaskins at 1-800-228-7574;
(3) writing to PFPC Inc. at 103 Bellevue Parkway, Wilmington, DE 19809 or (4) calling 1-800-2KIEWIT.

Shareholder Proposals

                  Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Fund, at 1000 Kiewit Plaza, Omaha, Nebraska 68131-3344. Ordinarily, the Fund does not hold annual shareholder meetings.

                               By Order of the Board of Trustees


                               KENNETH D. GASKINS
                               Secretary

March 18, 1998

                                    Exhibit A


                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made this ____ day of __________, 1998, by and between KIEWIT INVESTMENT TRUST, a Delaware business trust (the "Fund"), and KIEWIT INVESTMENT MANAGEMENT CORP., a Delaware corporation (the "Manager").

                  1.       Duties of Advisor

                  The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the _____________________________ Series of the Fund (the "Series"), to continuously review, supervise and administer the Series' investment program, to determine in its discretion the securities to be purchased or sold and the portion of the Series' assets to be uninvested, to provide the Fund with records concerning the Manager's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and the Board of Trustees of the Fund, all in compliance with the Series' investment objective, policies and limitations set forth in the Fund's registration statement and applicable laws and regulations. Subject to compliance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Manager may retain, at the Manager's own expense, one or more sub-advisers to the Series. The Manager accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services described herein on the terms and for the compensation provided herein.

                  2.       Series Transactions

                  The Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of the Series, or be in breach of any obligation owing to the Fund or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Manager determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Manager's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Manager will promptly communicate to the officers and trustees of the Fund such information relating to transactions for the Series as they may reasonably request.

                  3.       Compensation of the Manager

                  For the services to be rendered by the Manager as provided in
Section 1 of this Agreement, the Fund shall pay to the Manager, at the end of each month, a fee equal to one-twelfth of ___ percent of the daily average net assets of the Series during the month. In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated.

                  4.       Other Services

                  At the request of the Fund, the Manager, in its discretion, may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and service shall be provided for or rendered by the Manager and billed to the Fund at the Manager's cost and, where applicable, the cost thereof shall, be apportioned among the several Series of the Fund proportionate to their respective utilization thereof.

                  5.       Reports

                  The Fund and the Manager agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

                  6.       Status of the Manager

                  The services of the Manager to the Fund or in respect of the Series, are not to be deemed exclusive, and the Manager shall be free to render similar services to others as long as its services to the Fund or in respect of the Series, are not impaired thereby. The Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                  7.       Liability of Manager

                  No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights which the Fund or its shareholders may have under federal or state securities laws.

                  8.       Permissible Interests

                  Subject to and in accordance with the Agreement and Declaration of Trust of the Fund and the charter of the Manager, trustees, officers, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers or shareholders, or otherwise; directors, officers, agents and shareholders of the Manager are or may be interested in the Fund as trustees, officers, shareholders or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise and the effect of any such interrelationships shall be governed by said agreement and declaration of trust and charter and the provisions of the 1940 Act.

                  9.       Duration and Termination

                  This Agreement shall become effective on the date first written above and shall continue in effect for a period of two years from such date, and thereafter only if such continuance is approved at least annually by a vote of the Fund's Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the series; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the series.

                  This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, on sixty days, written notice to the Manager.

                  This Agreement shall automatically terminate in the event of its assignment.

                  This Agreement may be terminated by the Manager after ninety days' written notice to the Fund.

                  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 9, the terms "assignment," "interested persons," and a "vote of the holders of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4),
Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

                  10.      Severability

                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed an of the day and year first written above.



                                    KIEWIT INVESTMENT MANAGEMENT CORP.


                                    By:
                                        Livingston G. Douglas
                                    President


                                    KIEWIT INVESTMENT TRUST


                                    By:
                                        Livingston G. Douglas
                                    President

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.

                               KIEWIT MUTUAL FUND
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - March 31, 1998

         The undersigned hereby constitutes and appoints Kenneth D. Gaskins and Matthew J. Johnson, or any of them, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Kiewit Mutual Fund to be held at 1000 Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE
EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

         1. On the ELECTION OF FIVE TRUSTEES:

            |_| FOR all nominees listed (except as marked to the contrary below)

            |_| WITHHOLD AUTHORITY to vote for all nominees listed below

                  Robert H. Arnold        (To withhold authority for any
                  Lawrence B. Thomas       individual nominee, place a line
                  Stephen A. Sharpe        through the nominee's name)
                  Thomas C. Stortz
                  Kenneth E. Stinson

         2. Approval of the following Investment Advisory Agreements:

            The following item is to be voted on ONLY by shareholders of record of Kiewit Money Market Portfolio:

               (a) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Money Market Series.

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

            The following item is to be voted on ONLY by shareholders of record of Kiewit Short- Term Government Portfolio:

               (b) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Short-Term Government Series.

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

            The following item is to be voted on ONLY by shareholders of record of Kiewit Intermediate-Term Bond Portfolio:

               (c) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Intermediate-Term Bond Series.

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

            The following item is to be voted on ONLY by shareholders of record of Kiewit Tax- Exempt Portfolio:

               (d) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Tax-Exempt Series.

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

            The following item is to be voted on ONLY by shareholders of record of Kiewit Equity Portfolio:

               (e) To approve or disapprove a new Investment Advisory Agreement between Kiewit Investment Management Corp. and Kiewit Investment Trust, on behalf of the Kiewit Equity Series.

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

        3. To ratify the selection of Price Waterhouse, LLP as independent accountants for the fiscal year ending June 30, 1998; and

             FOR |_|                    AGAINST |_|              ABSTAIN |_|

            To transact such other business as may properly come before the Meeting.

------------------------------------------------------------------------------
         SIGNATURE             SIGNATURE (JOINT OWNER)               DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES
AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.